                                                                    EXHIBIT 10.3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES


               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into as of this 28th day of May, 1997, between CSG Systems, Inc., a Delaware corporation with offices at 2525 North 11 7th Avenue, Omaha, Nebraska 68164 ("CSG"), and 21st Century Cable TV, Inc., a Illinois corporation with offices at 350 North Orleans, Suite 600, Chicago, Illinois 60654, (the "Customer"). CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which am identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:

  .  Schedule A - CSG's CCS system for subscriber (video) billing management
     ----------
                  (the "CCS Services').

  .  Schedule B - CSG technical and consulting services (the "Technical
     ----------
                  Services").

  .  Schedule C - CSG's ACSR/TM/.  CIT/TM/.  ACSR AOI/TM/ and Computer Based
     ----------
                  Training add-on products (the "CCS Products").

  .  Schedule G - CSG's Print and Mail services (the "Print and Mail Services").
     ----------

  .  Schedule I - Paybill Advantage Electronic Fund Transfer Services (the "EFT
     -----------
                  Services").

  .  Schedule K - CSG.web/TM/ world wide web customer interaction interface
     ----------
                  services - service bureau, ("CSG.web Services").

The CCS Services, the Technical Services, the Print and Mail Services the EFT Services, CSG.web Services and any other CSG service subsequently provided in an executed Schedule attached to this Master Agreement am collectively referred to in this Master Agreement as the "Services". CSG's ACSR/TM/ CIT/TM/, ACSR AOI/TM/ and Computer Based Training add-on products, and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products".

                          GENERAL TERMS AND CONDITIONS

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth on Schedule F. Customer shall also reimburse CSG for ***, incurred by
             ----------
CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within thirty (30) days after receipt of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement are exclusive of any applicable value added, use, sales, service, property or other taxes, tariffs or contributions that may be assessable in connection with this Agreement. Customer will pay any applicable value added, use, sales, service, property or other taxes, tariffs or contributions, in addition to the amount due and payable. Customer will promptly furnish CSG with the official receipt of payment of these taxes to the appropriate taxing authority.

4. ADJUSTMENT TO FEES. CSG shall not adjust any of the fees specified in Schedule F or otherwise specified in Schedules hereto prior to the *** of the
----------
Effective Date (as defined below in Section 16). Thereafter, CSG may from time to time by giving Customer at least *** prior written notice thereof, adjust any or all such fees; provided, however, that the amount of all such increases during any *** shall not on the average exceed *** percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index.

-------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Software, and any other third party software from its distribution center, subject to delays beyond CSG's control. CSG will select the method of shipment via tape or by electronic file transfer for Customer's account. The license granted to the Products as set forth in the Schedule(s) commences upon CSG's delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG's expense, any Products that are lost or damaged while in route to Customer.

6. EQUIPMENT PURCHASE. Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment and routers (the "Required Equipment") that are necessary at Customer's place of business in order for Customer to utilize the Services and the Products as defined in this Master Agreement Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment At Customer's request and subject to the terms and conditions of Schedule B. CSG will consult
                                                   ----------
with, assist and advise Customer regarding Customer's discharge of its responsibilities with respect to the Required Equipment and CSG will obtain for Customer any Required Equipment at CSG's then-current prices and on terms and conditions set forth in a separately executed purchase agreement

7.  PRODUCTS WARRANTEES AND REMEDIES.

(a) Limited Warranty.  Except as provided in Section 9 and 10, CSG warrants that
    ----------------
(i) the Products will conform to CSG's published specifications in effect on the date of delivery and (ii) the Products will perform in a certified "Designated Environment' (as defined in the applicable Schedules attached hereto)
                                           ---------
substantially as described in the accompanying Documentation for a period of ninety (90) days after the date of delivery (the "Warranty Period"). Notwithstanding the foregoing, if Customer modifies VantagePoint by altering any of the source code provided by CSG, this limited warranty will be void as it relates to VantagePoint. Except as set forth in Schedule H CSG provides all
                                                ----------
third party software, including the "Incorporated Third Party Software" (as defined below in Section 8), AS IS. Customer acknowledges that (i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledges that (i) the fees set forth in Schedule F and other charges contemplated under this Master Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Section and Sections 9, 10, 13, 14, and 15 and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b) Remedies. In case of breach of warranty or any other duty related to the quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG
                                                        --------
allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product was not usable. Customer acknowledges that this Subsection

(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Products. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN SECTION 14.

8. INCORPORATED THIRD PARTY SOFTWARE OR THIRD PARTY RIGHTS. Customer acknowledges that the Products incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and/or the Products are licensed and the Services are offered under certain third party patent, copyright or other rights (the "Third Party Rights"), which are subject to the additional or alternative terms and conditions set forth in Schedule H. as
                                                            ----------
applicable (the "Incorporated Licenses"). In case of any conflict between this Master Agreement and the Incorporated Licenses, the terms of the Incorporated Licenses will prevail with respect to the Incorporated Third Party Software or the Third Party Right Customer will be responsible for paying any fees for the Incorporated Third Party Software that may be due in connection with this Master Agreement CSG will be responsible for paying any fees for the Third Party Rights that may be due in connection with this Master Agreement. Customer will execute the additional documents that such vendors may require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule H. CSG makes no warranty and provides no indemnity with respect to
   ----------
the Incorporated Third Party Software or the Third Party Rights.

9. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software other than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG makes no warranty and provides no indemnity with respect thereto.

10. TECHNICAL SERVICES WARRANTY. CSG represents and warrants that (i) CSG will perform the Technical Services in a good workmanlike manner and (ii) the Deliverables as defined in Schedule B will substantially conform to the applicable specifications set forth in any executed Statement of Work attached to Schedule B for a period of ninety days after the date of completion of the Deliverables as set forth on the applicable Statement of Work. In case of breach of this Technical Services' warranty or any other legal duty to Customer for the Technical Services, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) the reperformance of the Technical

Service or the correction or replacement of the Deliverable or (ii) if CSG determines that such remedies are not practicable, a refund of the Project Fees (as defined in Schedule B) allocable to such Technical Service or Deliverable. ALL OTHER WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT), ARE HEREBY DISCLAIMED.

11. PHOENIX OPTION CSG will offer Customer the option to migrate to the CSG Phoenix/TM/ System, if and when available, during the term of this Master Agreement. The cost of CSG Phoenix (exclusive of client hardware, software, communication lines, migration, and implementation costs) will be based on CSG's then current price or at a mutually agreeable price to be determined upon acceptance of this option.

12. INDEMNITY.
(a)  Indemnity. Except as provided in Exhibit C- I or in the case of any claim
     ---------
arising from or in connection with the Third Party Rights specified in Exhibit K if an action is brought against Customer claiming that the Products infringe a patent or copyright within the jurisdiction where the "Designated Environment' (as defined in the applicable Schedules, attached hereto) is situated (the
                              ---------
"Territory'), CSG. will defend Customer at CSG's expense and, subject to this Section and Section 15, pay the damages and costs finally awarded against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer takes no action that, in CSG's judgment, is contrary to CSG's interest

(b)  Alternative Remedy. If a claim described in Section 12(a.) may be or has
     ------------------
been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line authorization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(c)  Limitation. CSG shall have no indemnity obligation- to Customer under this
     ----------
Section if the patent or copyright infringement claim results from (i) a correction or modification of the Product not provided by CSG, (ii) the failure to promptly install an Update or Enhancement provided by CSG (as defined in the applicable Schedules, attached hereto) or (iii) the combination of the Product
           -------------------
with other items not provided by CSG.

13. PAY-PER-VIEW LIABILITY. Notwithstanding anything to the contrary herein, CSG's total liability with respect to each pay-per-view event for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG's processing of pay-per-view information shall be limited to the amount of fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific event giving rise to such liability.

14. LIMITATION OF REMEDIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM PRIOR ORAL OR WRITTEN STATE S BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES THAT THE PRODUCTS AND SERVICES BEING PROVIDED AS AGREED TO HEREIN ENTAIL THE LIKELIHOOD OF SOME HUMAN AND MACHINE ERRORS, OMISSIONS, DELAYS AND LOSSES, INCLUDING, BUT NOT LIMITED TO, INADVERTENT MUTILATION OF DOCUMENTS AND LOSS OF DATA, WHICH MAY GIVE RISE TO LOSS OR DAMAGE. CUSTOMER AGREES THAT CSG SHALL NOT BE LIABLE DUE TO SUCH ERRORS, OMISSIONS, DELAYS AND LOSSES UNLESS CAUSED BY CSG'S GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT.

15. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL CSG OR ITS RELATED PERSONS BE LIABLE TO CUSTOMER OR CSG'S LICENSORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, THE INCORPORATED PARTY SOFTWARE, OR OTHER THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG OR ITS LICENSORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC ITEM OR SERVICE THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING

EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

16. TERM. This Master Agreement shall be effective on the date of execution and acceptance by CSG (the "Effective Date"). Unless terminated pursuant to
Section 17, this Master Agreement shall continue for a period of three (3) years from the Effective Date (the "Initial Term") and shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend, but in any case the term of this Master Agreement shall extend for the term of any license granted under an executed Schedule hereto. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 17 of this Master Agreement.

17. TERMINATION. This Master Agreement or any one or more of the Schedules attached hereto may be terminated for cause as follows:

  (a) If either party materially or repeatedly defaults in the performance of their respective obligations hem-under, except for Customer's obligation to pay fees, and fails either to substantially cure such default within thirty (30) days after receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within thirty (30) days, promptly commence curing such default and thereafter proceed with all due diligence to substantially cure such default then the party not in default may, by giving written notice to the defaulting party, terminate this Master Agreement or any one or more of its Schedules as of a date specified in such notice of termination.

  (b) If Customer fails to pay when due any amounts owed hereunder, then CSG may, by giving written notice thereof to Customer, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto, as of a date specified in such notice of termination.

  (c) In the event that either party hereto becomes or is declared insolvent or bankrupt is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it makes an assignment for the benefit of all or substantially all of its. creditors, or esters into an agreement for the composition, on or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

  (d) If Customer or any of Customer's employees or consultants breach any term or condition of any Schedule attached hereto for the license of software or products distributed by or through CSG, including the Incorporated Third Party Software, CSG may, at CSG's option, the Master Agreement or any one or more of the Schedules attached hereto upon 30 days advance written notice and without judicial or administrative resolution.

Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof, (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and
(iv) pay to CSG all fees that are due pursuant to this Master Agreement Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedule(s).

18. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A by either party for any reason,
                                   -----------
CSG will provide Customer, reasonable termination assistance for up to ninety
(90) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard rates unless CSG has materially defaulted under the terms of this Master Agreement. If this Master Agreement expires or is terminated earlier by CSG, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

19.  CONFIDENTIALITY.

(a)  Definition. Customer and CSG will provide to each other or will come into
     ----------
possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Software which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information shall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's data and information relating to Customers and CSG's respective business operations, services, products, research and development, CSG's vendors' or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b)  Restrictions. Each party shall use its reasonable best efforts to maintain
     ------------
the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Master Agreement Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)  Disclosure. Neither party shall have any obligation to maintain the
     ----------
confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; or (iii) is received from a third parry who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)  Limited Access. Each party shall limit the use and access of Confidential
     --------------
Information to such party's bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and nondisclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

20. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 7, 8, 9, 10, 13, 14, 15, 17, 18, 19, 20, 23, and 30 shall survive the termination of this Master Agreement

21.  EXCLUSIVITY.  Customer agrees that while Schedule A is in effect, CSG shall
                                              ----------
be Customer's sole and exclusive provider of CCS Services for Customer with respect to all System Sites and that Customer shall not perform any of the services contemplated by Schedule A for itself. In addition, Customer agrees
                         ----------
that while Schedule G is in effect, CSG shall be Customer's sole and exclusive
           ----------
provider of the Print and Mail Services for Customer with respect to all System Sites and that Customer shall not perform any of the services contemplated by

Schedule G for itself.
----------

22. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

23. OWNERSHIP. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party
                                ----------
Software and other third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Software Products, except the limited use rights specified in the Schedules to this Master Agreement. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof Customer will obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name.

24. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at FAR
227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c) CSG Systems, Inc., 2525 North 117th Street, Omaha, Nebraska 68164.

25. INSPECTION. During the term of this Master Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this Master Agreement While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement.

26. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued amounts due to CSG through any available lawful means acceptable to CSG.

27. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Master Agreement, upon notice to Customer, to a related or unrelated person in connection with a sale, on of CSG's business, in whole or in part, and Customer hereby consents to such acquisition, consolidation or other assignment in advance.

28. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

     If to Customer:                          If to CSG:
     21st Century Cable TV, Inc.              CSG Systems Inc.
     350 North Orleans, Suite 600             2525 N. 11 7th Ave.
     Chicago, Illinois 60654                  Omaha, NE 68164
     Tel: (312)470-2100 Fax: (312 470-2111    Tel: (402) 431-7000 Fax: (402)431-7278
     Attn: Richard Wiegand-Moss               Attn: President and copy to
           Chief Operating Officer                  Corporate Counsel

29.   ARBITRATION.
(a) General. Any controversy or claim arising out of or relating to this Master
    -------
Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA'), as modified or supplemented under this Section.

(b) Proceeding. To initiate arbitration, either party will file the appropriate
    ----------
notice at the Regional Office of the AAA in Omaha, Nebraska. The arbitration proceeding will take place in Omaha, Nebraska. The parties will in good faith agree on a sole arbitrator. If the parties are unable to agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be empowered to, at either party's request, grant injunctive relief.

(c) Award.  The arbitral award will be the exclusive remedy of the parties for
    -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d) Legal Actions. Nothing in this Section will prevent either party from seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.

30. MISCELLANEOUS. All notices or approvals required or permitted under this Master Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG. This Master Agreement will bind Customer's successors-in-interest. This Master Agreement will be governed by and interpreted in accordance with the laws of Nebraska, U.S.A., to the exclusion of its conflict of laws provisions. If any provision of this Master Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement unless CSG in good faith deems the unenforceable provision to be essential in which case CSG may terminate this Master Agreement effective immediately upon notice to Customer. This Master Agreement together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Master Agreement constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.

    THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.

CSG Systems, Inc. ("CSG")           21ST CENTURY CABLE TV, INC. ("Customer")

By: /s/ George F. Haddix            By: /s/ Richard Wiegand-Moss
   ---------------------               ---------------------------
Name: George F. Haddix              Name: Richard Wiegand-Moss
     -------------------                 -------------------------
Title:     President                Title: Chief Operating Officer
      ------------------                  ------------------------

                                   SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES

1. CCS SERVICES. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule F, CSG will provide to Customer, and
                              ----------
Customer will purchase from CSG, all of Customer's requirements for the data processing services, applications and other cable and video services (the "CCS Services") for all of Customer's subscriber accounts using CSG's CCS system. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). Customer's personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer's offices, or provide CSG payment information on magnetic tape or electronic record in CSG's format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time.

2. COMMUNICATIONS SERVICES AND FEES. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit A- I attached hereto (the "System Sites"). Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto.

3. IMPLEMENTATION/CONVERSION SERVICES AND FEES. CSG shall provide services as described on Exhibit A-2 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Implementation/Conversion Services'). For System Sites added to Exhibit A- I subsequent to the Effective Date of the Master Agreement, Customer shall pay CSG the fees set forth in Schedule F for the performance of
                                             -----------
the Implementation/Conversion Services.

4.  DECONVERSION SERVICES AND FEES.   If Customer sells, transfers, assigns or
disposes of any of the assets of or any ownership or management interest in any System Site (the "Disposed Site(s)"), Customer agrees to pay CSG *** which amounts shall be due and ***. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Master Agreement shall have been paid in full.

5. OPTIONAL AND ANCILLARY SERVICES. At Customer's request, CSG shall provide optional and ancillary services, including but not limited to any described on Schedule F at CSG's then-current prices, or as may otherwise be set forth in Schedule F. and where applicable on the terms and conditions set forth in
----------
separately executed Schedules to the Master Agreement.

6. CUSTOMER INFORMATION. Any original documents, data and files provided to CSG hereunder by Customer ('Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House Master File, Any other related data or files held by CSG on behalf of Customer.

7. PROCESSING MINIMUM. If at any time the fees and charges for the CCS Services incurred as computed pursuant to Schedule F are less than a minimum of *** in processing fees *** (the "Minimum"), Customer agrees to pay the Minimum for each System Site.

8. DISCONTINUANCE FEE. CSG has determined the fees for the CCS Services hereunder based upon certain assumed volumes of processing activity for the System Sites and the length of the term of this Schedule A- Customer acknowledges that, without the certainty of revenue promised by the commitments set forth in this Master Agreement, CSG would have been unwilling to provide the CCS Services at the fees set forth in Schedule F. Because of the difficulty in ascertaining CSG's actual damages for a termination or other breach of this Master Agreement or Schedule A by Customer resulting in a termination of this
                    --------
Master Agreement or Schedule A before the expiration of the then-current term with respect to one or more System Sites, Customer agrees that prior to such termination and in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to ***. If this Schedule A is terminated with respect to less
                                 --------------
than all of the System Sites, the ***.  Customer acknowledges and agrees that

---------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule A.
                              ----------

9. TERM. The first day of the calendar month in which the CCS Services commence shall be referred to as the "Commencement Date." The CCS Services shall continue from the Commencement Date for a period of three (3) years.

Agreed and accepted this ____ day of _________, 1997, by:

CSG SYSTEMS, INC. ("CSG")          21ST CENTURY CABLE TV, INC. ("Customer")

By:  /s/ George F. Haddix          By:  /s/ Richard Wiegand-Moss
   -------------------------             --------------------------

                                  EXHIBIT A-1

SYSTEMS SITES                            ESTIMATED IMPLEMENTATION
                                         CONVERSION DATE



Chicago, Illinois

                                  EXHIBIT A-2
                       CCS Implementation and Conversion

THE FOLLOWING CABLE CONVERSION SERVICES ARE AVAILABLE FOR THE FEES SET FORTH ON SCHEDULE F:
-----------

I) FOR SITE CONVERSIONS WITH SUBSCRIBER COUNTS OF LESS THAN 20,000_____________ Manual conversions are recommended on all sites with less than 20K subscribers. Clients are responsible for data entry. Includes:

 .   2 Set of CCS Documentation
 .   File Set-Up
 .   1 Year's Access to CBT
 .   1 Week's Management Training in Omaha
 .   1 Week training in Chicago (travel and related expenses are extra)
 .   Manual Data Base Instructions/Procedures
 .   CSG Support - Fees plus Travel Expenses

On Data Bases Over 10K Subs, CSG will offer the following:
 .   Programmatic Load of House Data
 .   Programmatic Load of Converter Data

II) 20,000 - 29,999 SUBSCRIBERS and 30,000 - 59,999 SUBSCRIBERS CATEGORIES CONVERSION INCLUDES:
--------------------

A) Training Aids and Documentation - I Set
-- ---------------------------------------

  MANUALS AND JOB AIDS FOR YOUR CABLE SYSTEM STAFF. These manuals and job aids are used to complement your CBT courses. Each employee would be provided the necessary job aids and manuals.
  JOB AIDS: Logon/Sign On, Logoff/Sign Off, CBT Training System, House File, Sales Support Adjustment Transactions, Adjustment Practice Sheet, Converter Inventory/Addressability Transactions, Converter Sample Invoices, Select System
  Additional copies: $50 for the Job Aids and $5 for the Manual.

  ONE FOUR VOLUME SET OF THE "CABLE SOURCE" CABLE CONTROL SYSTEM USER GUIDES. This system documentation explains all reports and transactions of the Cable Control System. Additional copies: $200 per set or $50 per volume.

  ONE CCS CONVERSION MANUAL. This manual describes the major components necessary for set-up and conversion/implementation to the CCS system. ADDITIONAL COPIES: CSG's then-current prices

  ONE "CABLESOURCE USER DATA FILE" MANUAL. This manual describes the 300 plus parameters provided to allow you flexibility in establishing your processing requirements. This manual will be primarily reviewed by the Conversion Specialist during your first visit.
  ADDITIONAL COPIES: CSG's then-current prices

  A TEST SYSTEM that provides for the opportunity to practice "hands on" training without impacting your actual data base. (Deassesd after conversion) RMS MANUAL. This manual describes all functionality and commands of the CSG print package.
  Additional copies: CSG's then-current prices

  B) RECOMMENDED SITE VISITS
  --------------------------
  INITIAL VISIT
  . Overview of the conversion/implementation process. This incorporates reviewing conversion tasks, timeline and responsible parties.
  . Establish and/or review of corporate standards, as they relate to User Data File, Code Tables, Service Codes and Report settings.
  . Define Conversion Specifications. This process defines fields, values and variables used on current billing processor and how that will be converted to CCS.

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
                         THE PARTIES HERETO ONLY AND IS

   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                             Ex.  A-2 (page 2 of 3)
                             ----------------------

Pre-Conversion Review

 .  Review set up of User Data File, Code Tables and reports.

 .  Review pricing and taxing structure of cable site.
 .  Review and approve Conversion/Implementation Specifications.
 .  Train office personnel on use of the CCS system as it pertains to their job function using CBT and a preestablished test system.
 .  Review statement file settings.
 .  Assist the site with defining new procedures for policies that pertain to the billing system. Post Conversion
 .  Audit converted data the morning after merge.
 .  Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)
 .  Review exceptions created through conversion/implementation process and take necessary action.
 .  Review pricing and taxing structure.
 .  Balance cash.
 .  Review reports and assist with determining needs for daily distribution.
 .  Review and release first cycle of generated statements.

Third Week
 .  Review reports.
 .  Assist with month-end financial balancing.
 . Provide potential solutions for day to day procedural issues. (i.e. work order printing, routing, dispatch, converter inventory).

C) DATABASE CLEAN-UP
   -----------------

HOMES PASSED. All addresses that currently reside on your database will be compared against the Group One Zip
   + 4 files.  The following items will occur:

 .  Street names, suffixes (street, avenue) will be standardized in accordance
   With U.S.P.S. records.
 . Nine digit zip code established - normally from 90-98% of address will be assigned the 4 digit add-on list of addresses that did not meet U.S.P.S. standards will be provided. Rural areas may have lower percentages.
 .  Bar-coding of Zip + 4 statement will be performed by CSG.
 .  Re-zip of your data base occur every quarter - this allows CSG to continue to qualify for the highest postal discounts.
 .  List of duplicate address records will be provided for cleanup purposes.
   CONVERTER DATA BASE. All converters will be passed through CCS edit programs, the following items will occur:
 .  Listing of duplicate serial numbers including the location of the box will be provided.
 .  If you are addressable, a listing of duplicate terminal address (prom number)
   will be provided.
 .  Invalid model numbers, invalid serial number formats will be identified.

SUBSCRIBER DATA BASE. Standard CCS edits requirements will be performed along with any specific site requested information. The following items are provided as examples:

 .  Site requested service codes, discount codes.
 .  Site requested campaign codes.
 .  Subscribers receiving free services.
 .  Invalid phone numbers.
 .  Any specific site requested data.

D) MANAGEMENT TRAINING IN OMAHA
-- ----------------------------
 .  In depth lecture seminar designed for managers and supervisors.
 .  Covers all aspects of the Cable Control system.
 . Includes a detailed training manual and all additional training materials. . Opportunity to tour the CSG Mail Facility.

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OURS[DE
                          THEIR RESPECTIVE COMPANIES

                             Ex.  A-2 (page 3 of 3)
                             ----------------------

III) 60,000 - 89,999 SUBSCRIBERS CATEGORY________________________

Includes everything as listed above in Section U, except regarding:

RECOMMENDED SITE VISITS
-----------------------
TRAINING
 .   CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .   CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs by Cable site management.

IV) 90,000 -149,999 SUBSCRIBERS AND 150,000 + SUBSCRIBERS CATEGORIES

Includes everything as listed above in Section III, except:

RECOMMENDED SITE VISITS
-----------------------

Specialty Trips
 .   Addressability Specialist - I trip
 .   Financial Analyst - I trip
 .   Conversion Specialist - I trip to review output with site
 .   Conversion Specialist - I trip to define new procedures for policies that pertain to the billing system.

MANAGEMENT TRAINING (This training is usually on-site of the volume of managers to be trained.)
 .   In depth lecture seminar designed for managers and supervisors.
 .   Covers all aspects of the Cable Control system.
 .   Includes a detailed training manual and all additional training materials.



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE: COMPANIES

                                   SCHEDULE B

                     CSG TECHNICAL AND CONSULTING SERVICES
                     -------------------------------------

1. GENERAL. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the statement of Works contemplated under Section 2, which may include services by CSG's Advanced Business Solutions division (collectively, the "Technical Services') to Customer as its independent contractor.

2.  TECHNICAL SERVICES.
(a)  Reasonable Efforts.  CSG will use its reasonable commercial efforts to
     ------------------
perform all Technical Services in a timely and professional manner satisfactory to Customer and in accordance with the applicable Statement of Work.
(b) Projects Schedules.  CSG and Customer will execute a schedule substantially
    ------------------
similar to Exhibit B-1 (the "Statement of Work") for each design, development and/or other consulting service that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
     ----------
(c)  Location and Access.  CSG may perform the Technical Services at Customer's
     -------------------
premises, CSG's premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the Technical Services at, Customer's premises.
(d)  Insurance.  CSG will be solely responsible for obtaining and maintaining
     ---------
appropriate insurance coverage for its activities under this Schedule B,
                                                             ----------
including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3.  CONSIDERATION.
(a)  Project Fees.  In consideration for performing the Technical Services,
     ------------
Customer will pay CSG the fee that may be contemplated under the Statement of Works (the "Project Fees").
(b)  Reimbursable Expenses.  Unless otherwise contemplated under the Statement
     ---------------------
of Work, Customer will ***.
(c) Payment. Customer will pay the Project Fees to CSG according to the applicable terms set forth in the Statement of Work. Unless otherwise contemplated in the Statement of Work, Customer will pay CSG the Reimbursable Expenses within *** after the receipt of CSGs invoice and supporting receipts.
***.

4. CSG RIGHTS. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the 'Deliverables"), including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B. CSG and Customer will execute the instruments that may
             ----------
be appropriate or n to give full legal effect to this Section 4.

5. DELIVERY OF ITEMS. Upon the expiration or termination of this Schedule B for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, and CSG will deliver to Customer all notebooks, documentation and other items that contain, in whole or in part any Confidential Information that Customer disclosed to CSG in performance of the Technical Services under this Schedule B.
                              ----------

6. TERM. The term of this Schedule B shall be for a period of three (3) years, but in any case will extend for the term of any executed Statement of Work.

Agreed and accepted this 28th day of May, 1997, by:

CSG SYSTEMS, INC. ("CSG")             21ST CENTURY CABLE TV, INC. (Customer")

By:  /s/ George F. Haddix             By: /s/ Richard Wiegand-Moss
   ---------------------------           ------------------------------


EXHIBIT B-1.........SAMPLE STATEMENT OF WORK




-----------------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT B-1

                        STATEMENT OF WORK (sample form)

THIS STATEMENT OF WORK is made as of   1997, between CSG Systems, Inc. ('CSG"),
and 21st Century Cable TV, Inc. ("Customer"), pursuant to Schedule B of the Master Agreement that CSG and Customer executed as of _________________, 1997, and of which this Statement of Work forms an integral part.

OBJECTIVE:
----------



PROCEDURES:
-----------



TIMETABLE:    Commencement Date: ____________________
----------
              Completion Date: ______________________


DELIVERABLES:
-------------


PROJECT FEES AND PAYMENT TERMS:
-------------------------------



IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG SYSTEMS, INC. ("CSG")             21ST CENTURY CABLE TV, INC. ("Customer")

By: ________________________________  By: ____________________________________

Name: ______________________________  Name: __________________________________

Tide: _______________________________ Title: __________________________________

Date: _______________________________ Date: __________________________________

                                   SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                        ------------------------------
                 ACSR/TM/, CIT/TM/ and Computer Based Training

1. LICENSE. If during the original term of the Master Agreement, Customer provides written notice to CSG of its intent to license the software products known as ASCR CIT, ACSR AOI software and Computer Based Training, then CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable perpetual right to use ACSR, CIT, ACSR AOI software and Computer Based Training, for use with the CCS Services described in Section 2 below (the "CCS Products") at the System Sites in the United States in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule F and subject to the terms and
                                         ----------
conditions specified below and in the Master Agreement

2. CCS PRODUCTS. "CCS Products" as described in the Product Schedule attached hereto as Exhibit C-1 includes (i) the machine-readable object code version of ACSR, CIT, ACSR AOI software and Computer Based Training (collectively, the "Software"), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the "Documentation") (iii) the fixes, , updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule C (the "Enhancements") and (iv) any copy of the Software, Documentation or Enhancements. Nothing in this Schedule C will entitle Customer to receive the source code of the Software or Enhancements, in whole or in part.

3. DESIGNATED ENVIRONMENT. "Designated Environment' means the combination of the other computer programs and hardware equipment CSG specified for use with the CCS Products as set forth in Exhibit C-2, or otherwise approved by CSG in writing for Customer's use with the CCS Products at the system sites set forth on Exhibit C-1 (the "System Sites"). Customer may use the CCS Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so, CSG will have no obligation to continue maintaining and supporting the CCS Products. CSG shall certify die Designated Environment prior to the commencement of CSG's obligations under this Schedule C, including its obligations to maintain and support the CCS Products. Any other use or transfer of the CCS Products will require CSG's prior approval, which may be subject to additional charges.

4. USE. Customer may use the CCS Products only in object code form on the workstations set forth on Exhibit C-1 and in the Designated Environment and at the System Sites in the United States, and only for the term set forth below, and only for Customer's own internal purposes and business operations with the CCS Services for providing accounting and billing services to its cable subscribers. In addition to the Incorporated Third Party Software, if third party products are provided to Customer as part of the CCS Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party's standard license. Customer will not use the CCS Products to provide any such service to or on behalf of any third patties in a service bureau capacity and will not permit any other person to use the CCS Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit C-1. Backup and recovery plans or backup and recovery software is not included with the CCS Products. Any Customer documents, data and files are and shall remain Customer's property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within the CCS Products licensed hereunder. Customer may make only one back-up archival copy of the Software, Enhancements or Customization. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the CCS Products, except as and to the extent expressly authorized by applicable law.

5.  MAINTENANCE AND SUPPORT.
(a) Standard Support Services.  Following expiration of the Warranty Period, CSG
    ----------------
will provide Customer the support and maintenance of the then-current version of each licensed CCS Product as described on Exhibit C-3 (the "Support Services"). Included in the Support Services is support of the then-current version of the licensed CCS Products via CSG's Product Support Center, Account Management, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Support Services do not include maintenance and support of the Incorporated Third Party Software, if any, or any other third party software. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

(b)  Additional Support.  At Customer's request, CSG may agree to provide at its
     -------------------
then current rates additional Support Services or other support, including but not limited to, the optional support services listed on Exhibit C-3. If Customer is not utilizing the CCS Products in a certified Designated Environment or Customer has added third party applications through ACSR AOI or otherwise, the Updates may not operate with the third party applications connected or introduced by Customer, including those for use with ACSR AOI, and therefore, additional Technical Services as may be necessary to modify ASCR AOI or the Customer's third party applications. At Customer's request, CSG may provide Customer with such Technical Services at CSG's then-current rates and subject to terms and conditions set forth in a separately executed Statement Of Work incorporated into Schedule B.
                  ----------
(c)  Limitation.  Updates or Enhancements in this Schedule C will not include
     ----------
any upgrade or new version of the CCS Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. This Schedule C will not require CSG to (i) develop and release Updates or Enhancements (ii) customize the Updates or Enhancements to satisfy Customer's particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces the prior version of the CCS Product, Customer will destroy such prior version and all archival copies upon installing the Update or Enhancement.

6. TERM. This Schedule C shall be effective from the Effective Date as defined in the Master Agreement and will remain in effect thereafter indefinitely, unless terminated pursuant to Sections 17 of the Master Agreement..

CSG SYSTEMS, INC. ("CSG")               21ST CENTURY CABLE TV, INC. ("Customer")

By:  /s/ George F. Haddix               By: /s/ Richard Wiegand-Moss
   -----------------------------           -------------------------------



EXHIBIT C-I  PRODUCT SCHEDULE
EXHIBIT C-2  DESIGNATED ENVIRONMENT
EXHIBIT C-3  INSTALLATION, MAINTENANCE AND SUPPORT

                                  EXHIBIT C-1

                        ACSR/CIT/COMPUTER BASED TRAINING
                        --------------------------------


LICENSED SOFTWARE:
------------------

ADVANCED CUSTOMER SERVICE REPRESENTATIVE (ACSR) -

ACSR is a graphical user interface for CSG's CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSR's to memorize transactions and codes. CSRs instead are allowed easily to access reference tools, help screens and customer data. As companies consolidate and cluster disparate systems with different codes and procedures, ACSR ensures the accounts can be serviced by the same CSR. ACSR also enables CSR's to communicate with one another through a self contained messaging system. ACSR is designed so that module based functionality such as CIT can be added as needed.

CUSTOMER INTERACTION TRACKING (CIT) -

CIT is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSR'S.

ACSR AOI -

An application object interface that allows third party applications to be used in conjunction with ACSR.

COMPUTER BASED TRAINING (CBT) -

Computer Based Training ("CBT-) is Software which may be downloaded onto Customer's workstation to provide training and instruction on use of various CCS Products. Notwithstanding Section 12 of the Master Agreement, due to the nature of CBT, CSG is unable to provide any intellectual property infringement indemnification for CBT.


SYSTEM SITE(S):
---------------

350 North Orleans, Suite 600, Chicago, Illinois 60654

NUMBER OF WORKSTATIONS.
-----------------------

10 workstations



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OUR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (page 1 of 2)
                  DESIGNATED ENVIRONMENT FOR THE CCS PRODUCTS
                  -------------------------------------------

NOTE: THE FOLLOWING APPLIES ONLY IN REGARDS TO THE CCS PRODUCTS ACTUALLY LICENSED BY CUSTOMER UNDER SCHEDULE C AND MAY BE SUBJECT TO CHANGE AS THE
                           ----------
SPECIFIC HARDWARE CONFIGURATION CANNOT BE COMPLETELY IDENTIFIED AND CERTIFIED UNTIL AFTER THE BUSINESS REQUIREMENTS OF CUSTOMER ARE DETERMINED DURING THE PRE-INSTALL VISIT.

ACSR/CIT/TELEPHONY/CBT/AOI:
---------------------------

Product Compatibility (Yes indicates product is available on indicated
----------------------------------------------------------------------
workstation platform; date indicates estimated date available)
--------------------------------------------------------------


               Win 3.1 1      Win NT       Apple MAC      SUN Solaris      Win 95

ACSR               (1)          Yes          (4)              Yes            Yes
CIT                (1)          Yes (2)      (4)              Feb 97 (3)     Yes
Telephony          No           Yes          No               No             No
ACSR CBT           (1)          Yes          No               Yes            Yes
CIT CBT            (1)          Yes          No               Yes            Yes
Telephony CBT      N/A          No           N/A              N/A            N/A
AOI w/DDE          (1)          May 97 (3)   N/A              N/A            May 97 (3)
AOI w/TCPIP        No           Yes          May 97 (3) (4)   Yes            Yes

   (1) - Supported at existing sites only until Nov. 15, 1997,- cannot be used after that date.
   (2)  - Currently not available with Telephony.
   (3)  - Estimated availability contact PMfor beta test availability.
   (4)  - Available under existing contracts only.

Workstation
-----------
Compaq Prolinea 5166 (minimum)
IBM PC350 133 Mhz Pentium (minimum)
SparcStation 4, Solaris V2.4
SparcStation 5/70Mhz Solaris V2.3
Apple 7600 Power MAC
Ultra Sparc 1, model 170, Solaris 2.5.1

Workstation Minimum Memory (RAM
-------------------------------
32MB for Solaris, Windows NIT, and Apple MAC

Workstation Minimum Hard Drive Space
------------------------------------
1.2GB

Workstation Minimum Video Requirements
------------              ------------
Minimum video resolution supported 1024 x 768 x 256 colors, small font Minimum 15" SVGA monitor (I 7" for Apple MAC)

Workstation Software
--------------------
Microsoft Windows NT V4.0 for ACSR/ CIT
Microsoft Windows NT V3.51 with service pack 3 applied for ACSR/Telephony Solaris V2.3, V2.4 or V2.5.1 (see above)
Netmanage Chameleon Hostlink V6.0 (with Windows NT or 95)
Open windows or Motif (with SUN Solaris)
Brixton 3270 client for Solaris V2.3.0.10 (with SUN Solaris)
Samba V 1.9.15 p8 (with NT or 95)

Additional Workstation Software to Support Telephony
----------------------------------------------------
Oracle SQL*NET V2.1.4.1.4 for NT runtime (with Windows NT)
Oracle SQL Forms V4.5.6.5.5 for NIT runtime (with Windows NT)
Forest & Trees 3. lb (with Windows NT or 95) (For PCs running reports)

CONFIDENTIAL AND PROPRIETARY INFORPAATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                           THEIR RESPECNVE COMPANIES

                             Ex. C-2 (page 2 of 2)

Additional Workstation Software to Support CIT
----------------------------------------------
Oracle SQL*NET V2.1.4.1.4 runtime (with NT or 95) (For PCs with Forest & Trees) Forest & Trees 3. lb (with Windows NT or 95) (For PCs running reports)

Servers
-------
Ultra Sparc I - model 170 only
Ultra Sparc 2
Ultra Sparc 3000
(Server model, number of CPUs, memory, and disk storage are based on individual customer requirements)

Server Software
---------------
Solaris V2.5.1
Samba V1.9.15 p8 (with NT or 95)
Brixton Server PU2.1 for Solaris (Version 3.0.5-1) running in 2.3.2 mode Brixton 3270 Client for Solaris (Version 2.3.0. 1 0) (1 copy for trouble shoo(mg)
Hewlett Packard Unix Jet Direct interface software

Additional Server Software to Support CIT
-----------------------------------------
Oracle V7.1.6 runtime
Platinum EPM Agent V3. 1.0
Tuxedo V 6. I.(With NT or 95)

Additional Server Software to Support Telephony
-----------------------------------------------
Oracle V7.3.2.1 runtime
Tuxedo V 6. I.(With NT or 95)
Platinum EPM agent V3. 1.0
Platinum Autosys agent V3.3 release 5
Hylafax freeware v4.0
Postalsoft V 5.00b

Concentrators
-------------
BayNetworks (Synoptics) 2813-04 (managed 16-port ethernet hub) BayNetworks (Synoptics) 2803 (passive 16-port ethernet hub) BayNetworks (Synoptics) 800 (passive 8-port ethernet hub) BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub) BayNetworks (Synoptics) 2702B-C (passive 16-port token ring hub)

Network Cards/Devices
---------------------
3Com Etherlink III 3C509
SUN Quad Ethernet card
Hewlett Packard Jet Direct EX
Aurora Technologies Multiport 400S A/Sync Series

Printers
--------
Lexmark IBM 4226 (533 cps)
Lexmark 4227 (533 cps)
IBM 6408 (800 LPM)
Hewlett Packard LaserJet5

Routers
-------
Cisco 2501, 2509, 2511, 2514, 4500
Rockwell NetHopper

Cisco software supported.-
     AU versions
NetHopper software supported
     Version 4.03

                           EXHIBIT C-3 (page 1 of 3)
                 CCS PRODUCTS INSTALLATION AND SUPPORT SERVICES
                 ----------------------------------------------


 ACSR ONLY INSTALLATION & STARTUP)
 ---------------------------------
   INCLUDED
        Project Implementation Support (34 month duration)
          Assigned project manager and product consultant (shared resources) Requirements definition and project planning meeting on site
          Project plan and customer specifications document
          Ongoing project coordination, mw reporting and post project review Engineering
          1 day visit survey (single location)
          Server and network configuration and sizing (single server)
          Site network requirements documentation and diagram
        Field services
          Single IBM 40.30 installation
          Single server/disk array assembly, software installation, and configuration at CSG site - 4 days
          Single server @g at CSG site - I day
          Customer site prep, server installation, and pre-production system check/support - 5 days on site
        Training (an instructor day is I instructor, for I full day, for up to 8 students)
          Software download and systems administration training at customer site
          - 2 instructor days
          ACSR User Training - 2 instructor days
          1 copy of User Guide and Systems Administration Guide
   NOT INCLUDED (CUSTOMER RESPONSIBILITIES AND/OR SERVICES AVAILABLE FOR ADDITIONAL FEW INCLUDED UNDER OPTIONAL SERVICES)
        Customer completes agreed to project requirements as defined and scheduled
        LAN cabling
        Workstation installation
        LAN hub installation
        Router installation
        Modem installation
        Replacement or additional circuit(s) installation by Advantis
        IBM 4030 installation by CSG
        Additional server(s) field services
        Remote site engineering services

CIT INSTALLATION & STARTUP (IN ADDITION TO ACSR)
------------------------------------------------
  INCLUDED (AS APPLICABLE)
     Engineering for CIT data base product(s)
     Project implementation support
     User training for product(s) selected (an instructor day is I instructor, for I full day, for up to 8 students)
          CIT User Training - I instructor day
     1 copy of User Guide for each licensed product
     Field services (if installation is required and is separate from basic ACSR product)
          Single server/disk array assembly, software installation, and configuration at CSG site
          Single server testing at CSG site
          Server/disk army installation, and pre-production system check/support
          - 2 days on site



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
                             THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR  OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (PAGE 2 OF 3)

                     SUPPORT SERVICES FOR THE CCS PRODUCTS
                     -------------------------------------

PRODUCT SUPPORT CENTER
The customer Product Support Center provides Customer with advice consultation and assistance to use CCS Products and diagnose and correct problems that Customer may encounter with the then-current version of CCS Products. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels'.

ACCOUNT MANAGEMENT
CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of CCS Products and keep them abreast of new developments in CSG's products and services.

UPDATES
Subject to the terms set forth in this Schedule C.  Product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates and installation instructions. CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule B.
                                                           ----------
PUBLICATIONS
The customer will receive updates to all published documentation for CCS
Products.

THIRD PARTY SOFTWARE
The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

________________________________________________________________________________



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
                          THE PARTIES HERETO ONLY AND IS
    NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (PAGE 3 OF 3)
         PRODUCT SUPPORT CENTER FOR THE CCS PRODUCTS - PRIORITY LEVELS
         -------------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

 . CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority
  1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

 . SERIOUS (PRIORITY 2): Partial loss of functionality, pr loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

 . OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business days.

 . INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

 . INFORMATIONAL (PRIORITY 5):
     This category also includes questions. The Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if-

     .  Its delivery is more timely
     .  Its implementation is less complex
     .  Its reliability is more certain

     However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response.

________________________________________________________________________________

Note: The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

                                   SCHEDULE F
                                  FEE SCHEDULE
                                  ------------

                                       ***


1.  CCS VIDEO SERVICES FEES
---------------------------

[5 sequential pages of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]

2.  TECHNICAL SERVICES FEES
---------------------------

[6 lines of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]

3.  ACRS/CIT - VIDEO
--------------------

[4 sequential pages of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]

4.  BUNDLED CCS PRINT AND MAIL SERVICES FEES
--------------------------------------------

[2 sequential pages of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]

5.  DATA COMMUNICATIONS PRICING
-------------------------------

[1 page of confidential information under this heading has been omitted and filed separately with the Securities and Exchange Commission.]

6.  FINANCIAL SERVICES' FEES
----------------------------

[2 sequential pages of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]

7.  CSG.WEB PRODUCT
-------------------

[2 sequential pages of confidential information under this heading have been omitted and filed separately with the Securities and Exchange Commission.]





---------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                   SCHEDULE G

                            Print and Mail Services


1. SERVICES. Subject to the terms and conditions of the Master Agreement CSG will provide to Customer, and Customer will purchase from CSG,all of Customer's requirements for Print and Mail Services set set forth in this Schedule G for
                                                                ----------
all of Customer's subscriber accounts.

2. POSTAGE. CSG agrees to purchase the postage required to mail statements to Customer's subscribers ("Subscriber Statements"), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the then current first class postal rate for each item of first class mail p by CSG on behalf of Customer.

3. COMMUNICATIONS SERVICES. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit G- I attached hereto (the "System Sites"). Customer shall pay all fees and charges incurred by CSG in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto. Customer shall electronically it all data to CSG in a format approved by CSG. Customer shall, at its expense, obtain all software and equipment necessary for the transmission of data to CSG, and Customer shall be responsible for retransmission of data if any errors occur during transmission.

4. ANCILLARY SERVICES. At Customer's request, CSG shall provide the ancillary services described in Schedule F attached hereto (the "Ancillary Services") at
                      ----------
the rates described in Schedule F.
                    -------------

5. ENHANCED STATEMENT. Presentation Services. If during the original term of the Master Agreement, Customer provides written notice to CSG of its intent to utilize CSG's customized billing statement processing for its Print and Mail Services, then for the fees set forth in Schedule F. CSG shall develop a
                                         ----------
customized billing statement (the "ESP Statement") for Customer's subscribers utilizing CSG's enhanced statement presentation services. Once utilizing CSG's enhanced t presentation services, Customer agrees that CSG's enhanced statement presentation services shall be Customer's sole and exclusive method of mailing Subscriber Statements. The ESP Statements may include CSG's or Customer's intellectual property. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. "CSG Intellectual Property" means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and mailing ESP Statements.

(a)  Development and Production of ESP Statements. CSG will perform the design,
     --------------------------------------------
development and programming services related to design and use of the ESP Statements (the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon ESP Work Order (the "Work Order") after the effective date set forth on the Work Order. The ESP Statement will contain the CSG Intellectual Property set forth on the Work Order. Customer shall pay CSG the Development Fee for the Work and the Work Product set forth on the Work Order upon acceptance of the ESP Statements in accordance with the Work Order. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSGs billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce *** for Customer.

(b)  Supplies. CSG will suggest and Customer will select the type and quality of
     --------
the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.
                                       ----------

(c)  License of Customer's Intellectual Property. Customer licenses to CSG to
     -------------------------------------------
use all of Customer's Intellectual Property necessary to design, produce and mail the ESP Statements and perform CSG's other rights and obligations pursuant to Section 5(a) of this Schedule G, including, but not limited to, the
                        ----------
Intellectual Property listed in the Work Order. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on ESP Statements at any time. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the ESP Statements will not constitute a misuse or infringement of the Customer's Intellectual

----------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

(d)  Indemnification Relating to ESP Statements. Customer shall indemnify,
     ------------------------------------------
defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 5, Customer's Intellectual Property, the Work Product, and the printing and mailing of ESP Statements, except for those arising out of CSG Intellectual Property.

6. PER CYCLE MINIMUM. As of the Commencement Date as defined in Section 9 below, for each month that this Agreement is in effect, Customer will maintain per each billing cycle a minimum of *** on the CSG System. Per System
Site, Customer will have a minimum of ***.

7. DISCONTINUANCE FEE. CSG has determined the fees for the CCS Services hereunder based upon certain assumed volumes of processing activity for the System Sites and the length of the term of this Schedule A. Customer
                                                ----------
acknowledges that, without the certainty of revenue promised by the commitments set forth in this Master Agreement CSG would have been unwilling to provide the CCS Services at the fees set forth in Schedule F. Because of the difficulty in ascertaining CSG's actual damages for a termination or other breach of this Master Agreement or Schedule A by Customer resulting in a termination of this
                    --------
Master Agreement or Schedule A before the expiration of the then-current term with respect to one or more System Sites, Customer agrees that prior to such termination and in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to ***. If this Schedule A is terminated with respect to less
                                 ----------
than all of the System Sites, ***. Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule A.
                     ----------

8. DEPOSIT. At least seven (7) days prior to the Commencement Date of the Print and Mail Services set forth in Section 9 below, Customer shall pay CSG a security deposit (the "Deposit") for the payment of the expenses described in Sections 2 and 3 of this Schedule G (the "Disbursements'). The Deposit will
                    ---------------
equal the estimated amount of Disbursements for one (1) month as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Master Agreement as provided for in
Section 17. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid during the term of this Agreement, and Customer agrees to replenish any such Deposit amount as set forth above.
Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

9. TERM. The first day of the calendar month in which the Print and Mail Services commence shall be referred to as the Commencement Date." The Print and Mail Services shall continue for a period of three (3) years from the Commencement Date.


Agreed and accepted this ____ day of  ______, 1997, by:

CSG SYSTEMS, INC. ("CSG")        21ST CENTURY CABLE TV, INC. ('Customer")

By: /s/ George F. Haddix         By: /s/ Richard Wiegand-Moss
   ------------------------         ----------------------------




-------------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit G-1
                                  -----------
                                  System Sites

Chicago, Illinois

                                   SCHEDULE H

                 INCORPORATED THIRD PARTY SOFTWARE AND LICENSES
                                      AND
                               THIRD PARTY RIGHTS

                        ADDITIONAL TERMS AND CONDITIONS


A. INCORPORATED THIRD PARTY SOFTWARE
------------------------------------

The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Agreement but solely with respect to the identified item of Incorporated Third Party Software.

There is no Incorporated Third Party Software in the CCS Products.

B. THIRD PARTY RIGHTS
---------------------

The following terms and conditions supplement, and where in conflict supersede the terms and conditions contained in the Master Agreement and any Schedule, but solely with respect to the Third Party Rights described below.

CSG may provide Customer with Products, Incorporated Third Party Software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the "Third Party Licenses"). Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, Incorporated Third Party Software and Services, as provided by CSG, in the cable system operator industry. Any modification of or addition to the Products, Incorporated Third Party Software or Services or combination with other software, hardware or services not made or provided by CSG is not licensed under the Third Party Rights, expressly or implicitly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not provided by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Incorporated Third Party Software or Services as provided by CSG.


Agreed and accepted this _____ day of _______________1997, by:

CSG SYSTEMS, INC. (-CSG")            21ST CENTURY CABLE TV, INC. ("Customer")

By: /s/ George F. Haddix             By: /s/ Richard Wiegand-Moss
   ------------------------             ----------------------------

                                   SCHEDULE I

                               Paybill Advantage
                        ELECTRONIC BILL PAYMENT SERVICES

1. EFT SERVICES. Subject to the terms and conditions of the Master Agreement for the term set forth in Section 10 below and for the fees set forth in Schedule F, subsequent to the Effective Date of the Master Agreement once
----------
Customer provides CSG with written notice of its desire to obtain the EFT Services, CSG will provide to Customer and Customer will purchase from CSG, all Customer's requirements for the data processing services, including reasonable backup security for Customer's data, to support electronic bill paying services as defined on Exhibit I-1 attached hereto (the "Basic Services") for all of Customer's subscriber accounts that elect to utilize customer's electronic bill payments services (the "Subscribers").

2. ADDITIONAL SERVICES. In the event Customer desires for CSG to provide other services in addition to the Basic Services set forth in Section 1, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (die "Additional Services').
The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to , this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Schedule 1.
                     ----------

3. DATA COMMUNICATIONS. To obtain the EFT Services, Customer shall provide or CSG shall provide, at Customer's expense, data communications lines: (i) from Customer's data processing center to the CSG data processing center, and (ii) from the CSG data processing center to Customer's designated production facility. If CSG provides the lines, Customer shall pay all fees andcharges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F
                                                                      ----------
attached hereto. However, if Customer already has in place a data communications line available for the transmission of the data for the utilization of the Refund Services, then no additional line with be required and no additional fees will be due and owning.

4. SUBSCRIBER AUTHORIZATION. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber's savings account, checking account or bank card account, and provide a copy of the authorization to each Subscriber. Customer will provide only valid authorizations for processing.

5. REVIEW OF REPORTS. To maintain system integrity, Customer will inspect and review all reports and output created from information transferred or delivered by CSG and reject all incorrect reports within one (1) business day after receipt thereof for daily reports and within three (3) business days after receipt thereof for other than daily reports. Failure to timely reject any report or output shall constitute acceptance thereof, and Customer shall be deemed to have waived its rights and assumed all risks with respect thereto.

6. COMPLIANCE WITH LAWS. Customer will comply in all material respects with all federal state or local km and regulations pertaining to electronic payment processing. In the event of clear evidence of significant fraudulent activity by Customer, the Basic Services and any Additional Services will be discontinued immediately and any funds on the way to Customer will be impounded immediately.

7. COLLECTION DATA. Customer shall update subscriber account balance information to provide necessary data for the Basic Services and any Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

8. SETTLEMENT OF RETURNS. Customer is ultimately responsible (a) for adequately funding the reserve account when using the weekly or monthly settlement process as described in Schedule A herein, and (b) when using the daily settlement process as described in Exhibit 1-1 herein, to cover on a daily basis all return debits incurred by Vendor (as defined in Exhibit I-1) and in the event collections have ceased, Customer shall be obligated to pay within ten
(10) days any unfunded return amounts not funded to cover all remaining return debits.

9. INDEMNIFICATION BY CUSTOMER. Customer shall indemnify. defend and hold CSG, its Vendors (as defined in Exhibit 1-1), shareholders, directors, officers and employees harmless from any and all third party claims, losses, actions, suits, proceedings or judgments, including, without limitation, costs and reasonable attorneys' fees, incurred by or assessed against CSG resulting, in whole or in part, from (i) any and all acts or omissions of Customer, its officers, directors, shareholders, employees and agents, (ii) any action or failure to act by CSG in reliance on any Customer instruction, approval, election, decision, action, inaction, omission or nonperformance relating to the Services, or (iii) any information or data provided to CSG by Customer, provided, however, Customer shall not be required to indemnify CSG if such claims arise out of, relates to, or results from the gross negligence or intentional misconduct of CSG.

10. RELIANCE ON INFORMATION. CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines or information provided to CSG by Customer, which are given by such persons as have actual or apparent authority to provide such instructions, guidelines or information and shall incur no liability in doing so.

11. TERM . This Schedule I shall be effective on the date of commencement of the EFT Services and continue for a period three (3) years.


Agreed and accepted this _____ day of _____________, 1997, by:


CSG SYSTEMS, INC. ("CSG")            21ST CENTURY CABLE TV, INC. ("Customer")


By:  /s/ George F. Haddix            By: /s/ Richard Wiegand-Moss
   -----------------------------        -----------------------------------

EXHIBIT 1-1......Basic Services

                                  EXHIBIT 1-1

                                 BASIC SERVICES
CONSUMER DEBITS
Each subscriber of Customer will have the option to preauthorize a debit to either their checking account or savings account for a predetermined date of their choosing each month, CSG or, if applicable, its third party provider of the Basic Services or Additional Services (the "Vendor') will be responsible for the disbursement remittance and settlement of all funds. Vendor will create and submit a preauthorized payment disbursement ("Debit"') according to the standards of the National Automated Clearing House Association ("NACHA') containing a debit record for subscribers who have preauthorized monthly Debits to be made from checking or savings accounts on a designated day each month. Vendor will submit to an automated clearing house, through an originating depository financial institution, data in the required form for the collection of the monthly payments from subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each Debit will be submitted so as to effect the payment on the designated date.

CREDIT OF REMITTANCES
Vendor will prepare a lockbox file reporting each processing subscriber payment between 6:00 am. and 8:00 p.m. on the day the payments settle to the Customer account. This file will be used to post the subscriber payments to the subscriber accounts.

ENROLLMENT PROCESS
Each Customer subscriber will be required to complete a registration card which authorizes their respective bank to post Vendor Debit transactions to their respective bank checking account or savings account. Each subscriber will also enclose a voided copy of his or her personal check and mail the enrollment and check to either Vendor or the Customer directly based on the Customer's requirements. If the form is sent to the Customer, then the Customer will be responsible for sending it to the Vendor.

Vendor will enter the enrollment information into its database within 2 business days of receipt by Vendor. Vendor will attempt to contact the Customer twice and the subscriber once regarding any input that cannot be p . A report stating add/update/delete of subscribers will be generated for the Customer each business day for which input is processed and sent to CSG and the Customer. An ACH prenote will be initiated the day the form is processed or the day after the form is processed. The firm Debit will be initiated on the appropriate date to effect the Debit on the subscriber selected Debit date.

AUTOMATIC PREAUTHORIZED PAYMENTS
Vendor shall provide automatic payment deduction which will occur monthly on a date predetermined by the subscriber. Vendor will query the CSG system after 8:00 p.m. Central Standard Time three days prior to the date the deduction is scheduled to take place to determine the proper Debit amount If the statement balance is less than the current balance, the statement balance will be used. If the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on either a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

SETTLEMENT
Vendor will credit the Customer's designated account ("Customer's Settlement Account") for the gross ACH collection to provide available funds at opening of business on the first banking day after the Customer's subscribers actual payment date. ACH payments will settle each banking day that has been selected by Customer's subscriber. Debits to Corporate Customer Return Account for returns and reserve adjustments as described below will be made separately from credit for payments processed from Customer's subscribers.

A record of returns will be maintained on-line for 12 months. Customer may establish reasonable parameters for revoking subscribers' automatic privileges. Vendor will automatically suspend any accounts that exceed the established parameters and report such actions to the Customer on a daily basis.

SETTLEMENT OF RETURNS
Vendor will settle daily returns against a Vendor account. Settlement with Customer may be processed in one of two ways, at the Customer's option. One option is for settlement with Customer to be done daily and a reserve account will not be required by Vendor. Each day for which there are returns, Vendor will initiate a Debit to the Customer's specified account for the total amount of Debits received by vendor that day. This Debit will settle into the Customer's specified account within two days, but no later, after the day the returns settle against the Vendor account. First time NSF returns that are deposited by Vendor will not be debited to the Customer's specified account.

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT I-1 (page 2 of 2)

Alternatively, settlement will be done periodically, on either a weekly or monthly basis. A reserve account ("Reserve Account") will be created with Vendor which will be used to compensate Vendor for the return of uncollectible Debits from Customer's accounts (the "Returns") on either a weekly or monthly basis dependent on Customer's requirements. [Each week or month, depending on which is applicable, is a "Collection Cycle" for purposes of this section] Vendor will monitor the amount of the Returns during the first Collection Cycle. Of such amount Vendor will apply for Vendor's benefit the amount n to cover the first Collection Cycle Return and deposit an equal amount in the Reserve Account to cover the Return for the Second Collection Cycle. For example, if the Returns for the first Collection Cycle equal S500, Vendor will withdraw $1000 (2 x $500) from Customer's Settlement Account, apply $500 to cover the first Collection Cycle R and deposit $500 in the Reserve Account.

Pursuant to Customer's direction, Customer will establish a Corporate Customer Return Account which will be funded as required by the Vendor. At the conclusion of each subsequent Collection Cycle, an amount will either be withdrawn from or credited to the Corporate Customer Return Account by Vendor to ensure that (1) the immediately preceding Collection Cycle's Returns are paid from the Reserve Account and (2) after such payment the Reserve Account contains an amount equal to the preceding Collection Cycle's Returns . For example, if at the end of the first Collection Cycle $500 was in the Reserve Account and the Returns for the second Collection Cycle totaled $100.00:

$100 from the Reserve Account would be applied by Vendor to cover the Returns, leaving a Reserve Account balance of S400;

$300 from the Reserve Account would be credited to Customer's Settlement Account leaving a Reserve Account balance of $100;

$100, the amount equal to the Returns for the second Collection Cycle, would be carried over in the Reserve Account.

Customer will ultimately be solely responsible for paying to Vendor the entire amount of the Returns, whether by contributing adequate funds to its Reserve Account or otherwise, and will indemnify CSG should CSG have to pay said portion of the Returns. Any Returns not paid by Customer through the process described in this section may in the discretion of and at the direction of CSG be paid from future gross payment settlement(s). In the event collections have ceased and there are no future gross payment statement(s) available to cover remaining return Debits, Customer shall pay to CSG upon demand by CSG by wire transfer an amount equal to one and one half times the Returns which were not paid.

SUBSCRIBER DEPOSITORY TRUST
Vendor shall utilize its Vendor subscriber depository trust settlement account for all transfers of funds relating to the Vendor Services performed by the Vendor on behalf of Customer and its subscribers. Funds relating to Vendor Services performed by Vendor on behalf of Customer and its subscribers under this Agreement shall be segregated from operational funds of Vendor in accordance with the terms and conditions of the Vendor Subscriber Depository Trust Agreement.

RECORD KEEPING
Vendor will maintain records of all subscribers' bill payment activity and on billing costs. On-line transactions include scheduled transactions, 90 days of payment history and Customer's subscribers personal data. Billing information will be on a monthly basis to CSG or on demand by Customer. Miscellaneous records pertaining to inquiries, other than inquiries pursuant to Federal Reserve Regulation E, will be maintained by Vendor. Records of all bill payment activity shall be retained for a period of at least seven years following the date of any bill payment or any other action of other applicable regulatory requirement whichever is greater. Upon written request Vendor shall make such records available for examination by CSG or Customer and/or federal or state regulatory authorities.



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  SCHEDULE K

                              CSG.WEB/TM/SERVICES

1. CSG.WEB SERVICES. If during the original term of the Master Agreement Customer provides written notice to CSG of its intent to utilize CSG's CSG.web Services, then for the fees set forth in Schedule F of the Master Agreement, CSG will develop a world wide web customer interaction interface with customized web pages for Customer's subscribers or customers as described in Exhibit K- I attached hereto ("CSG.web").

2. DEFINITIONS RELATING TO INTELLECTUAL PROPERTY. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and operating CSG.web and performing its other obligations pursuant to this Agreement 'CSG Intellectual Property" means trademarks, servicemarks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and operating CSG.web.

3. DEVELOPMENT AND PRODUCTION OF CSG.WEB. CSG will perform the design, development and programming services related to design and use of CSG.web and create the work product deliverables (the "Work Product, ) set forth in a separately executed and mutually agreed upon CSG.web work order in the form set forth in Exhibit K-3 attached hereto (the "Work Order") after the Effective Date set forth on the Work Order. CSG.web will contain the CSG Intellectual Property and the Customer Intellectual Property set forth on the Work Order. Customer shall pay CSG the development fee for the Work Product set forth on the Work Order. After CSG has completed the Work Product CSG will produce and operate CSG.web for Customer.

4. OWNERSHIP OF CSG.WEB. Except with respect to Customer Intellectual Property, Customer agrees that all patents, copyrights, trade secrets and other proprietary rights in or to the Work Product shall be the sole and exclusive property of CSG, whether or not specifically recognized or perfected under applicable law. Customer shall not have or acquire any proprietary interest in the Work Product, including the actual format or layout for Customer or in CSG's billing and management information software and technology (the "CCS System"). Customer agrees that the Work Product are not works specially ordered and commissioned for use as a contribution to a collective work and are not works made for hire pursuant to U.S. Copyright Law. CSG hereby grants to Customer, and Customer accepts from CSG, a non-exclusive, non-transferable, paid up, royalty fee and perpetual right to use, reproduce, copy and display the design and format of the completed Work Product.

5. CUSTOMER'S INTELLECTUAL PROPERTY REPRESENTATIONS. Customer acknowledges that CSG may use all of Customer's Intellectual Property necessary to design, produce and operate CSG.web and perform CSG's other rights and obligations pursuant to Schedule K of this Master Agreement CSG shall have the fight to cease use of any of Customer's Intellectual Property on CSG.web at any time, upon notice to Customer. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property, and that CSG's use of Customer's Intellectual Property on CSG.web Pages will not constitute a misuse or infringement of the Customer's Intellectual Property, or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property, will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property, and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

6. INDEMNIFICATION RELATING TO CSG.WEB. Notwithstanding anything to the contrary set forth in this Master Agreement Customer shall indemnify, defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under Section 5 of this Schedule K. and from any claim arising from CSG's actions on behalf of Customer
----------
in designing the Work Product producing and operating of CSG.web or otherwise relating to this Schedule K, except for those claims arising from CSG
                 ----------
Intellectual Property.

7. TERM. The day this Schedule K is executed as set forth below shall be referred to as the "Commencement Date." This Schedule K shall continue from the Commencement Date for a period of three (3) years.

Agreed and accepted this ______ day of ____________, 1997, by:


CSG SYSTEMS, INC., ("CSG")        21ST CENTURY CABLE TV, INC. ("Customer")

By: __________________________    By: ____________________________________


EXHIBIT K-1........CSG.web Description of Service  Service Bureau

EXHIBIT K-2........Word Order (sample format)




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES
                     FOR THE PARTIES HERETO ONLY AND IS
NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT K-1

                  CSG.WEB - DESCRIPTION OF SERVICE - SERVICE BUREAU
                  -------------------------------------------------

CSG.WEB IS A WEB SITE ON THE INTERNET'S WORLD WIDE WEB WHICH CAN BE ACCESSED BY ANY USER ACCESSING THE WORLD WIDE WEB THROUGH ANY COMMERCIALLY AVAILABLE WEB BROWSER. THE USER MUST ENTER THE UNIFORM RESOURCE LOCATOR, URL, DESIGNATED BY THE CLIENT IN ORDER TO ACCESS THE WEB SITE,

CSG.web contains multiple CSG customer management and billing software interface components:

 . Display most recent customer billing statement information

 . Pay balance via credit card using N's Secure Sockets Layer

 . Display scheduled pay per view movies and events

 . Process pay per view movie and event orders

 . Display customers current services and pending PPV movies and events.

 . Display channel lineup and premium services:

 . Process service upgrade orders:

 . Web administration screens for minor CSG.web modifications maintained by Client for: Use and placement of graphical images; Use and placement of text and descriptions; URL and URL positioning; Background color selection





 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT K-2

                           WORK ORDER (SAMPLE FORMAT)

THIS WORK ORDER is made as of __________________. between CSG Systems, Inc., ("CSG"), and ________________ ("Customer"), pursuant to the CSG.web Services Agreement that CSG and Customer executed as of ________________, 1997, and of which this Work Order forms an integral part.

1.  SPECIFICATIONS, PROCEDURES and DELIVERABLES:
    -------------------------------------------

WHERE APPLICABLE, THE FOLLOWING DETAIL MUST BE PROVIDED IN THIS WORK ORDER PRIOR TO EXECUTION:
Inclusion or exclusion of standard features
Web site domain name registration
Web server configuration
Set-up of Customer-defined web service codes and descriptions
Set-up of channel line-up and descriptions
Define length of pay per view schedule to display
Define e-mail addressees) for feedback, subscription requests, and credit card transactions
Scan in Customer logo(s) and arrange in available, Customer-defined positions Define/select other images and arrange in available positions
Input of Customer-defined company information page ("WHO WE ARE")
Input of Customer-defined "WHAT'S NEW' page
Select background color
Establish text descriptions based on customer requirements
Build code table PN to allow for PIN numbers to be added to subscriber accounts Define cable office phone number for subscribers to call to select their PIN Establish upgrade work order default fields: work order reason, work order type, campaign code, sales representative, and technician
Input images, descriptions, and prices of merchandise offered for sale
Define desired dynamic content(images or text) to display when subscribers access their billing statement and services information

2.  TIMETABLE:  Estimated Commencement Date:
    ---------
                Estimated Completion Date:

3.  FEES:       ***
    -----



  IN WITNESS WHEREOF, CSG and Customer cause thoe Work Order to be duly executed below.

CSG SYSTEMS, INC. ("CSG")           ("Customer")


By:__________________                   By:__________________

Name:___________________                Name:___________________

Title:__________________                Title:__________________

Date:___________________                Date:___________________


---------------

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.